SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                        MONTGOMERY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                                September 14, 1998



Dear Stockholder:

         You are cordially invited to attend the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Montgomery Financial Corporation (the "Company"). The Annual Meeting will be held at the main office of the Company located at 119 East Main Street, Crawfordsville, Indiana, on Tuesday, October 20, 1998 at 2:00 p.m., Crawfordsville, Indiana time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

        It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your  continued  support  of  and  interest  in  Montgomery   Financial
Corporation are sincerely appreciated.


                                           Sincerely,




                                           Earl F. Elliott
                                           Chief Executive Officer and President

                        MONTGOMERY FINANCIAL CORPORATION
                              119 East Main Street
                          Crawfordsville, Indiana 47933
                                 (765) 362-4710

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 20, 1998


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Montgomery Financial Corporation (the "Company") will be held at the Company's office located at 119 East Main Street, Crawfordsville, Indiana at 2:00 p.m., Crawfordsville, Indiana time, on Tuesday, October 20, 1998.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of two directors of the Company;

         2. The ratification of the appointment of Olive LLP as the auditors of the Company for the fiscal year ending June 30, 1999;

         3. The ratification of the adoption of the Company's 1997 Stock Option and Incentive Plan;

         4. The ratification of the adoption of the Company's 1997 Recognition and Retention Plan;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on August 31, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           Earl F. Elliott
                                           Chief Executive Officer and President


Crawfordsville, Indiana
September 14, 1998

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                        MONTGOMERY FINANCIAL CORPORATION
                              119 East Main Street
                          Crawfordsville, Indiana 47933
                                 (765) 362-4710

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 20, 1998


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Montgomery Financial Corporation (the "Company"), the parent company of Montgomery Savings, A Federal Association ("Montgomery Savings" or the "Association"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's office located at 119 East Main Street, Crawfordsville, Indiana on Tuesday, October 20, 1998, at 2:00 p.m., Crawfordsville, Indiana time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting, a proxy card and this Proxy Statement are first being mailed to stockholders on or about September 14, 1998.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors, the ratification of the appointment of Olive LLP as auditors for the Company, the ratification of the Company's 1997 Stock Option and Incentive Plan (the "1997 Stock Option Plan") and the ratification of the Company's 1997 Recognition and Retention Plan (the "1997 RRP").

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the other proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes cast. In all matters other than the election of directors, the affirmative vote of a majority of the votes cast shall be the act of the stockholders. Proxies marked to abstain and broker non-votes have no effect on any of these proposals. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to the Secretary, Montgomery Financial Corporation, 119 East Main Street, Crawfordsville, Indiana 47933.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on August 31, 1998 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,653,032 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Association as a group.

                                                         Shares
                                                      Beneficially       Percent
        Beneficial Owner                                 Owned          of Class
        ----------------                                 -----          --------
Montgomery Financial Corporation
Employee Stock Ownership Plan
119 East Main Street
Crawfordsville, Indiana 47933                          132,250(1)         8.0%

Directors and executive officers of the Company
 and the Association, as a group (8 persons)            83,136(2)         5.0%

----------------------

(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 9,170 of which have been allocated to accounts of participants. Community Trust & Investment Company, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(2) Includes shares held directly, as well as in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power. Also includes shares which may be acquired upon exercise of stock options currently exercisable or which will become exercisable within 60 days of August 31, 1998.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Company's Board of Directors is presently composed of seven members, each of whom is also a director of the Association. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

         The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                              Shares of Common
                                                                                    Term     Stock Beneficially    Percent
                                                                     Director        to          Owned at            of
            Name           Age            Position(s) Held            Since(1)     Expire    August 31, 1998(2)     Class
            ----           ---            ----------------            --------     ------    ------------------     -----
                                          NOMINEES
Joseph M. Malott           60    Director                               1978         2001            9,746             *
J. Lee Walden              50    Director, Vice President, Chief        1995         2001            8,515             *
                                  Operating Officer and Chief
                                  Financial Officer

                                   DIRECTORS CONTINUING IN OFFICE

John E. Woodward           70    Director                               1975         1999            9,746             *
C. Rex Henthorn            60    Chairman of the Board                  1981         1999           14,746             *
Earl F. Elliott            64    Director, Chief Executive Officer      1973         2000           14,639             *
                                  and President
Mark E. Foster             45    Director                               1990         2000            2,470             *
Robert C. Wright           53    Director                               1996         2000            5,605             *

------------------------
*  Less than 1%.
(1)      Includes service as a director of the Association.
(2) Includes shares held directly, as well as, in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power. Also includes shares which may be acquired upon exercise of stock options currently exercisable or which will become exercisable within 60 days of August 31, 1998.

         The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

Joseph M. Malott. For the past five years, Mr. Malott has been self-employed as a consultant to financial institutions.

J. Lee Walden. Mr. Walden is currently the Vice President, Chief Operating Officer and Chief Financial Officer of the Company and the Association's President and Chief Financial Officer. Mr. Walden first joined the Association in 1984.

John E. Woodward. Mr. Woodward is retired. He was formerly the President of a collection agency and credit reporting bureau located in Montgomery County, Indiana, a position he had held since 1959.

C. Rex Henthorn. Since 1963, Mr. Henthorn has practiced law in the State of Indiana.

Earl F. Elliott. Mr. Elliott is Chief Executive Officer, President and Director of the Company and Chairman of the Board and Chief Executive Officer of the Association. Mr. Elliott first joined the Association in 1973.

Mark E. Foster. Mr. Foster is the General Manager of a retail farm equipment and automobile dealership located in Warren County, Indiana, a position he has held since 1983.

Robert C. Wright. Mr. Wright is the owner and manager of a restaurant located in Vermillion County, Indiana, a position he has held since 1975.

Meetings and Committees of the Board of Directors

         The Company. The Company's Board of Directors meets on a monthly basis. The Company does not pay directors a fee. The Board of Directors met 13 times during the year ended June 30, 1998. During fiscal year 1998, no director of the Company attended fewer than 75% of the total number of Board meetings.

         The Association. The Association's Board of Directors meets monthly. Additional special meetings may be called by the Chief Executive Officer or the Board of Directors. The Board of Directors met 13 times during the year ended June 30, 1998. During fiscal year 1998, no director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. Directors receive an annual stipend of $6,000 plus $200 for each meeting of the Board of Directors attended. In addition, Directors receive $100 for attendance at committee meetings lasting one hour or less and $200 per committee meeting lasting over one hour (except that Messrs. Elliott and Walden receive no fees for attending committee meetings held during their normal working hours). The Association has standing Audit, Nominating, Compensation, Stock Plan and Year 2K Committees.

         The members of the Audit Committee are Messrs. Woodward, Malott, Henthorn, Wright and Foster. This Committee is responsible for developing and monitoring Montgomery's audit program. The Committee selects Montgomery's outside auditor and meets with him to discuss the results of the annual audit and any related matters. The members of the Committee also receive and review all the reports and findings and other information presented to them by Montgomery's officers regarding financial reporting policies and practices. Two members of the Committee meet to audit all cash items and teller cash and reconcile such items to the general ledger. The Audit Committee met 2 times during fiscal 1998.

         The entire Board of Directors acts as the Nominating Committee. The Board as Nominating Committee makes nominations for director candidates for election to the Board of Directors but has no procedures or plans for considering nominees recommended by shareholders. The Board met as Nominating Committee 1 time in fiscal 1998 to nominate the two persons standing for election identified above.

         The members of the Compensation Committee are Messrs, Malott, Foster, Elliott, Wright and Walden. The Compensation Committee reviews and approves all salaries for officers and employees of Montgomery. The Compensation Committee met 3 times during fiscal 1998.

         The member of the Stock Plan committee are Messrs, Malott, Foster and Wright. The Stock Plan Committee met 1 time during fiscal 1998.

         The members of the Year 2K Committee are Messrs, Malott, Walden and Elliott. The Year 2K Committee coordinates and oversees testing of corrective measures for year 2000 problems. The Year 2K Committee met 5 times during fiscal 1998.

Executive Compensation

         The following table sets forth information concerning the compensation paid or granted to the Association's and Company's Chief Executive Officer. No other executive officer of the Company had aggregate cash compensation exceeding $100,000.

                                           SUMMARY COMPENSATION TABLE

                                                                                  Long-Term
                                                     Annual Compensation        Compensation
                                                    ---------------------  ----------------------
                                                                                    Awards
                                                                           ----------------------
                                                                           Restricted
                                                                              Stock      Options/          All Other
     Name and Principal Position        Year         Salary        Bonus     Award(s)      SARs          Compensation
                                                       ($)          ($)        ($)          (#)                ($)
     ----------------------------       ----        --------      ------      ------       -----         -------------
Earl F. Elliott,  Chief Executive       1998        $100,950      $5,000         ---         ---          $16,489(1)
Officer and President                   1997          97,375       3,000      24,374       2,752           26,221(2)
                                        1996          94,275         500          --         ---           26,039(3)

----------------

(1) Represents a contribution by Montgomery of $6,489 pursuant to its 401(k) plan and $10,000 of deferred compensation payable to Mr. Elliott upon his retirement.

(2) Represents a contribution by Montgomery of $6,221 pursuant to its 401(k) plan and $20,000 of deferred compensation payable to Mr. Elliott upon his retirement.

(3) Represents a contribution by Montgomery of $6,039 pursuant to its 401(k) plan and $20,000 of deferred compensation payable to Mr. Elliott upon his retirement.

         The following table sets forth certain information concerning the number and value of in-the-money (when the fair market value of the common stock exceeds the exercise price of the option) stock options at June 30, 1998 held by the named executive officer and stock options exercised during fiscal 1998.

                             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                                        OPTION/SAR VALUES
                                                                                                           Value of
                                                                           Number of                      Unexercised
                                                                          Unexercised                    In-the-Money
                                                                        Options/SARs at                 Options/SARs at
                             Shares                                       FY-End (#)                      FY-End ($)(1)
                            Acquired            Value           -------------------------------     ---------------------------
           Name         on Exercise (#)      Realized ($)       Exercisable       Unexercisable     Exercisable   Unexercisable
           ----         ---------------      ------------       -----------       -------------     -----------   -------------
Earl F. Elliott               ---                $---               550               2,202           $6,738         $26,975

     (1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based on the closing price of $12.25 per share of the Common Stock as reported on the Nasdaq National Market on June 30, 1998.

         Employment Agreements. The Association has entered into employment agreements with Chief Executive Officer Elliott and President Walden providing for an initial term of three years. The agreements were filed with the OTS as part of the application of the Company for approval to became a savings and loan holding company. The employment agreements became effective upon completion of the Conversion and Reorganization and provide for an annual base salary in an amount not less than each individual's respective current salary and provide for an annual extension subject to the performance of an annual formal evaluation by disinterested members of the Board of Directors of the Association. The agreements also provide for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are also terminable by the employee upon 90 days's notice of the Association.

         The employment agreements each provide for payment in an amount equal to 299% of the five-year annual average base compensation, in the event a "change in control" of the Association where employment involuntarily terminates in connection with such change in control or within twelve months thereafter. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Company's Common Stock. If the employment of Chief Executive Officer Elliott or President Walden had been terminated as of June 30, 1998 under circumstances entitling them to severance pay as described above, they would have been entitled to receive a lump such cash payment of approximately $268,000 and $187,000, respectively. The agreements also provide for the continued payment to each employee of health benefits for the remainder of the term of their contract in the event such individual is involuntarily terminated in the event of change in control.

Supplemental Retirement Benefit

         The Association provides for a Supplemental Retirement Benefit to Mr. Elliott. The benefit consists of life insurance on Mr. Elliott's life equal in amount to twice his annual salary in the event of his death prior to retirement. In addition, the Association has agreed to pay Mr. Elliott a cash retirement payment of $100,000, payable either in a lump sum within 30 days after his date of retirement or, at his election, in equal annual installments of not less than $20,000 over such period of time as he shall elect. As a condition to his receiving the above-indicated cash retirement payments, Mr. Elliott will be required to enter into a written consulting agreement with the Association obligating him, during the remainder of his lifetime but subject to such limitation as his physical condition might impose, to render such reasonable business consulting and advisory services to the Association as the Board might request, and further obligating him not to enter into or engage in any activity or enterprise that would directly or indirectly involve substantial competition with the Association.

Benefit Plans

         General. The Company currently provides health care benefits to its employees, including hospitalization, disability and major medical insurance, subject to certain deductibles and copayments by employees.

         Incentive Bonus Plan. The Company has an incentive bonus plan which provides for annual cash bonuses to certain officers as a means of recognizing achievement on the part of such employees. The bonuses are determined based on a combination of the Company's and the individual employee's performance during the year. The Company's bonus expense was $31,600 for the fiscal year ended June 30, 1998, of which $5,000 was paid to Earl F. Elliott.

         401(k) Plan. The Company established a qualified, tax-exempt retirement plan with a "cash-or-deferred arrangement" qualifying under Section 401(k) of the Code (the "401(k) Plan"). With certain exceptions, all employees who have attained age 18 and who have completed one year of employment, during which they worked at least 1,000 hours, are eligible to participate in the 401(k) Plan as of the earlier of the first day of the plan year or the next July 1 or January
1. Eligible employees are permitted to contribute up to 15% of their compensation to the 401(k) Plan on a pre-tax basis, up to a maximum of $9,500. The Company matches 100% of the first 7% of each participant's salary reduction contribution to the 401(k) Plan.

         Participant contributions to the 401(k) Plan are fully and immediately vested. Withdrawals are not permitted before age 59 1/2 except in the event of death, disability, termination of employment or reasons of proven financial hardship. With certain limitations, participants may make withdrawals from their accounts while actively employed. Upon termination of employment, the participant's accounts will be distributed, unless he or she elects to defer the payment.

         The 401(k) Plan may be amended by the Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the 401(k) Plan trust fund or divert any of the assets of the 401(k) Plan trust fund to purposes other than the benefit of participants or their beneficiaries. The Company's accrued expense for the Plan was $52,000 and $48,000 for the years ended June 30, 1998 and 1997, respectively, of which $6,489 and $6,221 were accrued for Earl F. Elliott.

         Employee Stock Ownership Plan. Concurrent with the Company's organization and public offering an Employee Stock Ownership Plan ("ESOP") was established for the benefit of employees of the Company and its subsidiaries. The ESOP is designed to meet the requirements of an employee stock ownership plan as described at Section 4975(e)(7) of the Code and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The ESOP may borrow in order to finance purchases of the Company's Common Stock.

         The ESOP was funded with a loan in the amount of $1,322,500 from the Company which was used to purchase 132,250 shares of Common Stock pursuant to the Conversion and Reorganization. The interest rate of the ESOP loan is equal to the prime rate of interest on the date the loan was made.

         GAAP generally requires that any borrowing by the ESOP from an unaffiliated lender be reflected as a liability in the Company's consolidated financial statements, whether or not such borrowing is guaranteed by, or constitutes a legally binding contribution commitment of, the Company or the Association. Since the Company financed the ESOP debt, the ESOP debt is eliminated through consolidation and no liability is reflected on the Company's consolidated financial statements. In addition, the shares purchased are excluded from stockholders' equity, representing unearned compensation to employees for future services not yet performed. As services are rendered and shares earned, total stockholders equity will correspondingly increase.

         All employees of the Company are eligible to participate in the ESOP after they attain age 21 and complete one year of service. Employees are credited for years of service to the Company prior to the adoption of the ESOP for participation and vesting purposes. The Company's contribution to the ESOP is allocated among participants on the basis of compensation. Each participant's account will be credited with cash and shares of Company Common Stock based upon compensation earned during the year with respect to which the contribution is made. Contributions credited to a participant's account are vested on a graduated basis and become fully vested when such participant completes ten years of service. ESOP participants are entitled to receive distributions from their ESOP accounts only upon termination of service. Distributions will be made in cash and in whole shares of the Company's Common Stock. Fractional shares will be paid in cash. Participants will not incur a tax liability until a distribution is made.

         Each participating employee is entitled to instruct the trustee of the ESOP as to how to vote the shares allocated to his or her account. The trustee, Community Trust & Investment Company, is not affiliated with the Company or Montgomery Savings.

         The ESOP may be amended by the Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the ESOP trust fund or divert any of the assets of the ESOP trust fund to purposes other than the benefit of participants or their beneficiaries.

         Stock Incentive Plan. The Company has adopted the 1995 Stock Incentive Plan (the "1995 Incentive Plan") which provides for the grant of compensatory stock options to employees. Pursuant to the 1995 Incentive Plan, options covering 24,483 shares have been granted, including 2,752 to Earl F. Elliott, 1,431 to J. Lee Walden, and 1,541 to Nancy L. McCormick. Options granted pursuant to the 1995 Incentive Plan have an exercise price equal to the fair market value of a share of Common Stock on the date of grant. The share amounts have been adjusted for the exchange in the Association's 1997 conversion and reorganization (the "Conversion").

Directors' Stock Option Plan. The Company has adopted the 1995 Directors' Stock Option Plan (the "1995 Directors' Plan") which provides for the grant of compensatory stock options to non-employee directors. Pursuant to the 1995 Directors' Plan, each of the five directors of the Bank who were not employees of the Bank or any subsidiary was granted a compensatory stock option to purchase 2,098 shares of Common Stock on February 18, 1997. Options granted pursuant to the Directors' Plan have an exercise price equal to the fair market value of a share of Common Stock on the date of grant. The share amounts have been adjusted for the exchange in the Conversion.

         Management Recognition Plan. The Company has adopted the 1995 Management Recognition Plan (the "1995 MRP") which provides for the grant of restricted Common Stock. Pursuant to the 1995 MRP, 13,988 shares have been granted, including 3,497 to Earl F. Elliott, 2,798 to J. Lee Walden and 2,098 to Nancy L. McCormick. The restricted stock granted pursuant to the 1995 MRP vests 20% per year from the date of grant. The share amounts have been adjusted for the exchange in the Conversion.

         1997 Plans. In addition the Board has approved, subject to stockholder ratification, the 1997 Stock Option Plan and the 1997 RRP. For more information on these plans see "Proposal III - Ratification of the 1997 Stock Option and Incentive Plan" and "Proposal IV - Ratification of the 1997 Recognition and Retention Plan."

Certain Transactions

         The Association has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. Under the Association's current policy, all such loans to directors and senior officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility. However, prior to August 1989, the Association waived loan origination fees on loans to directors and employees. The Association has had, and expects to have in the future, banking transactions in the ordinary course of its business with Directors, officers, and their associates. These transactions have been on substantially the same terms, including interest rates, collateral, and repayment terms on extensions of credit, as those prevailing at the same time for comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features.

         From time to time the Company has paid fees to Henthorn, Harris,Taylor & Weliever, P.C., a law firm in which Chairman Henthorn is a principal, for legal services performed for Montgomery. For the year ended June 30, 1998, Montgomery paid fees totalling $1,362 to such law firm for services provided to Montgomery. In addition, Henthorn, Harris, Taylor, & Weliever P.C. provides legal services from time to time in connection with loans made by Montgomery Savings, for which services such law firm is compensated by the borrowers.

         At June 30, 1998, the Association's loans to directors, officers and employees totalled approximately $1,259,000 or 6.27% stockholders' equity.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         At the Meeting, the stockholders will consider and vote on the ratification of the appointment of Olive LLP as the Company's independent auditors for the Company's fiscal year ending June 30, 1999.

         The Board of Directors of the Company has heretofore renewed the Company's arrangement for Olive LLP to be the Company's auditors for the fiscal year ending June 30, 1999, subject to ratification by the Company's stockholders. Representatives of Olive LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF OLIVE LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1999.

              PROPOSAL III - RATIFICATION OF THE 1997 STOCK OPTION
                               AND INCENTIVE PLAN


General

         The 1997 Stock Option Plan has been adopted by the Board of Directors of the Company, subject to ratification by stockholders at the Meeting. Pursuant to the 1997 Stock Option Plan, the Company will reserve for issuance thereunder either from authorized but unissued shares or from issued shares reacquired and held as treasury shares, 118,678 shares of the Common Stock (10% of the shares issued in the Association's 1997 conversion excluding shares issued in exchange for shares of the Association). Management may, to the extent practicable and feasible, fund the 1997 Stock Option Plan from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued Common Stock to fund the 1997 Stock Option Plan, the exercise of stock options will have the effect of diluting the holdings of persons who own the Common Stock. Assuming all options under the 1997 Stock Option Plan are awarded and exercised through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 6.7%.

         The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive 1997 Stock Option Plan which permits the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. However, because the awards are granted only to persons affiliated with the Company, the adoption of the 1997 Stock Option Plan could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's stock that may be viewed by the Company's stockholders to be in their best interest. In addition, certain provisions included in the Company's Certificate of Incorporation and Bylaws may discourage potential takeover attempts, particularly those that have not been negotiated directly with the Board of Directors of the Company. Included among these provisions are provisions (i) limiting the voting power of shares held by persons owning 10% or more of the Common Stock, (ii) requiring a supermajority vote of stockholders for approval of certain business combinations, (iii) establishing a staggered Board of Directors, (iv) permitting special meetings of stockholders to be called only by the Board of Directors and (v) authorizing a class of preferred stock with terms to be established by the Board of Directors. These provisions could prevent the sale or merger of the Company even where a majority of the stockholders approve of such transaction.

         In addition, federal regulations prohibit the beneficial ownership of more than 10% of the stock of a converted savings institution or its holding company without prior approval of the OTS. Federal law and regulations also require OTS approval prior to the acquisition of "control" (as defined in the OTS regulations) of an insured institution, including a holding company thereof. These regulations could have the effect of discouraging takeover attempts of the Company.

         Attached as Exhibit A to this Proxy Statement is the complete text of the 1997 Stock Option Plan. The principal features of the 1997 Stock Option Plan are summarized below.

Principal Features of the 1997 Stock Option Plan

         The 1997 Stock Option Plan provides for awards in the form of stock options, stock appreciation rights ("SARs") and limited stock appreciation rights ("LSARs"). Each award shall be on such terms and conditions, consistent with the 1997 Stock Option Plan as the committee administering the 1997 Stock Option Plan may determine.

         Shares awarded pursuant to the 1997 Stock Option Plan may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the 1997 Stock Option Plan or any other plan of the Company or its subsidiaries. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the 1997 Stock Option Plan.

The 1997 Stock Option Plan will be administered by a committee (the "Stock Plan Committee"), comprised of two or more non-employee directors of the Company. Pursuant to the terms of the 1997 Stock Option Plan, any director, officer or employee of the Company or its affiliates, including directors emeritus and advisory directors, is eligible to participate in the 1997 Stock Option Plan. In granting awards under the 1997 Stock Option Plan, the Stock Plan Committee will consider, among other things, position and years of service, value of the participant's services to the Company and the Association and the added responsibilities of such individuals as employees, directors and officers of a public company.

Stock Options

         The term of stock options may not exceed ten years from the date of grant. The Stock Plan Committee may grant either "incentive stock options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

         In general, stock options will not be exercisable after the expiration of their terms. Unless otherwise determined by the Stock Plan Committee, in the event a participant ceases to maintain continuous service (as defined in the 1997 Stock Option Plan) with the Company or one of its affiliates, for any reason (excluding death, disability and termination for cause), an exercisable stock option will continue to be exercisable for three months thereafter but in no event after the expiration date of the option. Unless otherwise provided by the Stock Plan Committee, in the event of disability of a participant during such service, all options not then exercisable shall become exercisable in full and remain exercisable for a period of three months from the date of such disability. Unless otherwise provided by the Stock Plan Committee, in the event of death of a participant, all options not then exercisable shall become exercisable in full. Unless otherwise provided by the Stock Plan Committee, in the event of the death of a participant during such service or within the three-month period described above following termination of service described above, an exercisable option will continue to be exercisable for one year, to the extent exercisable by the participant upon his death, but in no event later than ten years after grant. Following the death of any participant, the Stock Plan Committee may, as an alternative means of settlement of an option, elect to pay to the holder thereof an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the exercise price. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is notified of termination for cause.

         The exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or, if permitted by the Stock Plan Committee, shares of Common Stock, or a combination of both.

Stock Appreciation Rights

         The Stock Plan Committee may grant SARs at any time, whether or not the participant then holds stock options, granting the right to receive the excess of the market value of the shares represented by the SARs on the date exercised over the exercise price. SARs generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a SAR, the participant will receive the amount due in cash or shares, or a combination of both, as determined by the Stock Plan Committee. SARs may be related to stock options ("tandem SARs"), in which case the exercise of one will reduce to that extent the number of shares represented by the other.

         SARs will require an expense accrual by the Company each year for the appreciation on the SARs which it is anticipated will be exercised. The amount of the accrual is dependent upon whether and the extent to which the SARs are granted and the amount, if any, by which the market value of the SARs exceeds the exercise price.

Limited Stock Appreciation Rights

         Limited SARs will be exercisable only for a limited period in the event of a tender or exchange offer for shares of the Company's Common Stock, other than by the Company, where 25% or more of the outstanding shares are acquired in that offer or any other offer which expires within 60 days of that offer. The amount paid on exercise of a Limited SAR will be the excess of (a) the market value of the shares on the date of exercise, or (b) the highest price paid pursuant to the offer, over the exercise price. Payment upon exercise of a Limited SAR will be in cash.

         Limited SARs may be granted at the time of, and must be related to, the grant of a stock option or SAR. The exercise of one will reduce to that extent the number of shares represented by the other. Subject to vesting requirements contained in OTS regulations, Limited SARs will be exercisable only for the 45 days following the expiration of the tender or exchange offer, during which period the related stock option or SAR will be exercisable.

Effect of Merger; Change in Control; and Other Adjustments

         Shares as to which awards may be granted under the 1997 Stock Option Plan, and shares then subject to awards, will be adjusted appropriately by the Stock Plan Committee in the event of any merger, consolidation, reorganization, recapitalization, combination or exchange of shares, stock dividend, stock split or other change in the corporate structure or Common Stock of the Company.

         In the event of any merger, consolidation or combination of the Company with or into another company or other entity, whereby either the Company is not the continuing entity or its outstanding shares of Common Stock are converted into or exchanged for different securities, cash or property, or any combination thereof, pursuant to a plan or agreement the terms of which are binding upon all stockholders, any participant to whom a stock option or SAR has been granted will have the right upon exercise of the option or SAR (subject to the terms of the 1997 Stock Option Plan and any other limitation or vesting period applicable to such option or SAR) to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option or SAR over the exercise price of the option or SAR multiplied by the number of shares with respect to which the option or SAR has been exercised.

         Furthermore, in the event of a tender or exchange offer (other than an offer made by the Company) or if a "change in control" occurs as defined below, all outstanding stock options and SARs not fully exercisable will become exercisable in full and shall continue to be exercisable for their remaining terms. A change in control will be deemed to occur when (i) a person or group becomes the beneficial owner of shares of the Company representing 25% or more of the total number of votes which may be cast for the election of the Board of Directors of the Company and the Association, (ii) in connection with any tender or exchange offer (other than an offer by the Company or the Association), merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who are directors of the Company or the Association cease to be a majority of the Board of Directors of the Company or the Association, or (iii) stockholders of the Company approve a transaction pursuant to which the Company will cease to be an independent publicly-owned company or pursuant to which substantially all of the assets of the Company or the Association will be sold.

Amendment and Termination

         The Board of Directors of the Company may at any time amend, suspend or terminate the 1997 Stock Option Plan or any portion thereof, but may not, without the prior ratification of the stockholders, make any amendment which shall (i) materially increase the aggregate number of securities which may be issued under the 1997 Stock Option Plan (except as specifically set forth under the 1997 Stock Option Plan), (ii) materially change the requirements as to eligibility for participation in the 1997 Stock Option Plan or (iii) change the class of persons eligible to participate in the 1997 Stock Option Plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award made pursuant to the 1997 Stock Option Plan. Unless previously terminated, the 1997 Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the 1997 Stock Option Plan.

Federal Income Tax Consequences

         Under present federal income tax laws, awards under the 1997 Stock Option Plan will have the following consequences:

(1) The grant of an award will neither, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

(2) In order to qualify as an "Incentive Stock Option," a stock option awarded under the 1997 Stock Option Plan must meet the conditions contained in
     Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the grant of the option. The exercise of an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "minimum taxable income" above the exemption amount ($33,750 single person or $45,000 married person filing jointly). This tax applies at a flat rate of 28% of so much of the taxable excess as exceeds $175,000 and 28% on minimum taxable income more than $175,000 above the applicable exemption amounts. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. Provided the applicable holding periods described above are satisfied, the participant will recognize long term capital gain or loss upon the resale of the shares received upon such exercise.

(3) The exercise of a stock option which is not an Incentive Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

(4) The exercise of a SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

(5) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the participant under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

      Awards Under the Stock Option Plan

      Although the Stock Plan committee has not made a determination with respect to the grant of any awards under the 1997 Stock Option Plan, no individual will be granted an award with respect to more than 25% of the total shares subject to the 1997 Stock Option Plan. In addition, no non-employee director of the company will be granted an award of more than 5% of the total shares subject to the 1997 Stock Option Plan. All options are required to be granted with an exercise price equal to the fair market value of the shares on the date of grant.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1997 STOCK OPTION AND INCENTIVE PLAN.

                                  PROPOSAL IV -
             RATIFICATION OF THE 1997 RECOGNITION AND RETENTION PLAN

General

      The 1997 RRP has been adopted by the Board of Directors of the Company, subject to stockholder ratification. The 1997 RRP is designed to provide directors, directors emeriti, advisory directors, officers and employees with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company and the Association. Pursuant to the 1997 RRP, the maximum number of shares which may be awarded under the 1997 RRP will be an amount which, when added to the number of shares of common stock awarded under the Company's 1995 plan, equals 66,121 shares of Common Stock (or 4.0% of the total shares outstanding upon completion of the Association's 1997 conversion and reorganization), funded from either authorized but unissued shares or issued shares subsequently reacquired and held as treasury shares. Management currently intends, to the extent practicable and feasible, to fund the 1997 RRP from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued shares to fund the 1997 RRP the interests of current stockholders will be diluted. Assuming all 1997 RRP Shares are awarded through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 3.1%.

      Attached as Exhibit B to this Proxy Statement is the complete text of the form of the 1997 RRP. The principal features of the 1997 RRP are summarized below.

Principle Features of the 1997 RRP

      The 1997 RRP provides for the award of shares of Common Stock ("1997 RRP Shares") subject to the restrictions described below. Each award under the 1997 RRP will be made on such terms and conditions, consistent with the terms of the 1997 RRP, as the Stock Plan Committee shall determine.

      The 1997 RRP will be administered by the Stock Plan Committee. The Stock Plan Committee will select the recipients and terms of awards pursuant to the 1997 RRP. In determining to whom and in what amount to grant awards, the Stock Plan Committee considers the position and responsibilities of eligible individuals, the value of their services to the Company and the Association and other factors it deems relevant. Pursuant to the terms of the 1997 RRP, any director, officer or employee of the Company or its affiliates, including advising directors and directors emeritus, may be selected by the Stock Plan Committee to participate in the 1997 RRP, although no specific grants have been determined to date.

      The 1997 RRP provides that shares used to fund awards under the 1997 RRP may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any 1997 RRP Shares which are forfeited will again be available for issuance under the 1997 RRP.

      Recipients earn (i.e., become vested in) awards, over a period of time as determined by the Stock Plan Committee at the time of grant. In addition, no director who is not an employee of the Company will be granted an award with respect to more than 5% of the total shares subject to the 1997 RRP and no individual will be granted an award with respect to more than 25% of the total 1997 RRP Shares. It is intended that no award granted to an executive officer of the Company or its affiliates shall vest in any fiscal year (and shall be carried over to the subsequent fiscal year) in which the Association fails to meet all of its fully phased-in capital requirements.

      The Stock Plan Committee may, in its discretion, accelerate the time at which any or all restrictions will lapse, or may remove any or all of the restrictions. In the event a participant ceases to maintain continuous service with the Company or the Association by reason of death, disability or retirement at age 65 or later, 1997 RRP Shares still subject to restrictions will be free of these restrictions and will not be forfeited. In the event of termination for any other reason, all shares will be forfeited and returned to the Company except in connection with a change in control as described below.

      Unless the Stock Plan Committee shall otherwise provide, holders of RRP Shares have the right to vote RRP Shares which have not been earned and the right to receive dividends, if any, paid on the Common Stock. Holders of RRP Shares may not, however, sell, assign, transfer, pledge or otherwise encumber any of the RRP Shares during the restricted period.

Effect of Change in Control and Other Adjustments

      The restricted period with respect to a RRP Share will lapse and the remaining RRP Shares still subject to restrictions will be earned in the event a recipient is involuntarily terminated at any time within 12 months of a "change in control," unless the Stock Plan Committee shall have provided otherwise. A change in control will be deemed to occur when (i) a person or group becomes the beneficial owner of shares of the Company or the Association representing 25% or more of the total number of votes which may be cast for the election of the Board of Directors of the Company or the Association, (ii) in connection with any tender or exchange offer (other than an offer by the Company or the Association) merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who are Directors of the Company or the Association cease to be a majority of the Board of Directors of the Company or the Association or (iii) stockholders of the Company approve an agreement providing for a transaction in which the Company will cease to be an independent publicly owned entity or substantially all of the assets of the Company or the Association will be sold.

      1997 RRP Shares awarded under the 1997 RRP will be adjusted by the Stock Plan Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Common Stock of the Company.

Federal Income Tax Consequences

      Holders of 1997 RRP Shares will recognize ordinary income on the date that the 1997 RRP Shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the 1997 RRP Shares. Holders of 1997 RRP Shares will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by participants will be a deductible expense for tax purposes for the Company.

Amendment or Termination

      The Board of Directors of the Company may amend, suspend or terminate the 1997 RRP or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award theretofore made pursuant to the 1997 RRP.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1997 RECOGNITION AND RETENTION PLAN.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 119 East Main Street, Crawfordsville, Indiana 47933, no later than May 17, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act. If a proposal does not meet the above requirements for inclusion in the Company's proxy materials, but otherwise meets the Company's eligibility requirements to be presented at the next Annual Meeting of Stockholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgement if the proposal is received at the company's main office later than July 16, 1999.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.


         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Association may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies for a fee estimated to be approximately $3,500 plus reasonable out-of-pocket expenses.


Crawfordsville, Indiana
September 14, 1998

                                                                       Exhibit A

                        MONTGOMERY FINANCIAL CORPORATION

                      1997 STOCK OPTION AND INCENTIVE PLAN


      1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, directors emeriti, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provi sions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options. Options granted as Incentive Stock Options but which, for any reason, fail to qualify as such shall automatically become Non-Qualified Stock Options.

      2.  Definitions.  The following definitions are applicable to the Plan:

      "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

      "Association" - means Montgomery Savings, A Federal Association and any successor entity.

      "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right or any combination thereof, as provided in the Plan.

      "Code" - means the Internal Revenue Code of 1986, as amended.

      "Committee" - means the Committee referred to in Section 3 hereof.

      "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, officer or employee of the Corporation or an Affiliate, except that when used with respect to any Options which at the time of exercise are intended to be Incentive Stock Options, continuous service means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any advisory director or director emeritus, continuous service shall mean availability to perform such functions as may be required of such persons.

      "Conversion and Reorganization" - means (i) the conversion of Montgomery Mutual Holding Company from mutual form to a federal interim stock savings association and its merger into the Association and (ii) the merger transaction pursuant to which the Association will become a wholly owned subsidiary of the Corporation.

      "Corporation"  -  means  Montgomery  Financial  Corporation,   an  Indiana
corporation.

      "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

      "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

      "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 12 hereof upon exercise of such Right.

      "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422(b) of the Code.

      "Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

      "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the NASDAQ System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

      "Non-Employee Director" - means a director who a) is not currently an officer or employee of the Corporation; b) is not a former employee of the Corporation who receives compensation for prior services (other than from a tax-qualified retirement plan); c) has not been an officer of the Corporation; d) does not receive remuneration from the Corporation in any capacity other than as a director; and e) does not possess an interest in any other transactions or is not engaged in a business relationship for which disclosure would be required under Item 404(a) or (b) of Regulation S-K.

      "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is not intended to qualify under Section 422(b) of the Code.

      "Option"  - means an  Incentive  Stock  Option  or a  Non-Qualified  Stock
Option.

      "Participant" - means any director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

      "Plan"  -  means  the  1997  Stock  Option  and  Incentive   Plan  of  the
Corporation.

      "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercis able, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

      "Right" - means a Limited Stock Appreciation Right or a Stock Appreciation Right.

      "Shares" - means the shares of common stock of the Corporation.

      "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

      "Ten Percent Beneficial Owner" - means the beneficial owner of more than ten percent of any class of the Corporation's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

      3.  Administration.   The  Plan  shall  be  administered  by  a  Committee
consisting of two or more members, each of whom shall be a Non-Employee Director. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, to
(i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

      A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

      4. Participation in Committee Awards. The Committee may select from time to time Participants in the Plan from those directors (including advisory directors and directors emeriti), officers and employees of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

      5. Shares  Subject to Plan.  Subject to  adjustment  by the  operation  of
Section 11 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the Shares issued in the Conversion and
Reorganization (excluding Shares issued in exchange for shares of the Association). The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

      6. General Terms and Conditions of Options and Rights. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. No individual shall be granted Awards in any calendar year with respect to more than 25% of the total Shares subject to the Plan.

      Furthermore, at the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Option Agreement").

      7.     Exercise of Options or Rights.

(a) Except as provided herein, an Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right.

(b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

(c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (excluding death, disability and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service by reason of death or disability then, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Right, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable (i) in the event of death for the period described in paragraph (d) of this Section 7 and (ii) in the event of disability for a period of three months following such date. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for cause, all rights under any Option or Right of such Participant shall expire immediately upon the effective date of such termination.

(d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three-month period referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title 1 of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option or Right upon his death as provided in paragraph (c) above, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

      8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

      9. Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto, provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

      10. Limited Stock Appreciation Rights. At the time of grant of an Option or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right, provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. Notwithstanding any other provision of the Plan, a Limited Stock Appreciation Right shall be exercisable only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date.

      A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is hereinafter defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or

Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option or Related Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

      For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% of the Shares outstanding immediately prior to the commencement of such offer or (ii) a number of Shares which, together with all other Shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

      11. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number, class and exercise price of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

      12.  Effect  of  Merger.  In the  event of any  merger,  consolidation  or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate or articles of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted shall have the right (subject to the provisions of the Plan and any limitation or vesting period applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

      13. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 13 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation or the Association with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation or the Association may be cast, (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation or the Association shall cease to constitute a majority of the Board of Directors of the Corporation or the Association, or (iii) the shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Corporation or the Association. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if any of the events specified in clauses (i) through (iii) above shall occur, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Stock Appreciation Right, all Options and Stock Appreciation Rights theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event; provided, however, that no Option or Stock Appreciation Right which has previously been exercised or otherwise terminated shall become exercisable.

      14. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of Awards other than Incentive Stock Options pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

      15. Employee Rights Under the Plan. No director, advisory director, director emeritus, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, advisory directory, director emeritus, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate.

Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

      16. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange or other system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      17. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, and may, in its sole discretion, withhold sufficient Shares to cover the amount of taxes which the Corporation is required to withhold.

      18. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 11 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) materially increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially change the requirements as to eligibility for participation in the Plan or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

      19. Effective Date and Term of Plan. The Plan shall become effective upon its ratification by stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 17 hereof.

                                                                       Exhibit B

                        MONTGOMERY FINANCIAL CORPORATION

                       1997 RECOGNITION AND RETENTION PLAN


      1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, executive officers and employees of the Corporation and its Affiliates.

      2. Definitions. The following definitions are applicable to the Plan:

      "Award" - means the grant of Restricted Stock by the Committee, as provided in the Plan.

      "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

      "Association" - means Montgomery Savings, A Federal Association, a savings institution and its successors.

      "Beneficiary" - means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

      "Code" - means the Internal Revenue Code of 1986, as amended.

      "Committee" - means the Committee of the Board of Directors of the Corporation referred to in Section 7 hereof.

      "Continuous Service" - means the absence of any interruption or termination of service as a director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or its Affiliates or between the Corporation, its Affiliates or its successor. With respect to any director emeritus or advisory director, continuous service shall mean availability to perform such functions as may be required of such individuals.

      "Conversion and Reorganization" - means (i) the conversion of Montgomery Mutual Holding Company from mutual form to a federal interim stock savings association and its merger into the Association and (ii) the merger transaction pursuant to which the Association will become a wholly owned subsidiary of the Corporation.

      "Corporation"  -  means  Montgomery  Financial  Corporation,   an  Indiana
corporation.

      "Disability" - means any physical or mental impairment which qualifies an employee, director, director emeritus or advisor director for disability benefits under any applicable long-term disability plan maintained by the Association or an Affiliate, or, if no such plan applies to such individual, which renders such employee or director, in the judgment of the Committee, unable to perform his customary duties and responsibilities.

      "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

      "Non-Employee Director" - means a director who a) is not currently an officer or employee of the Corporation; b) is not a former employee of the Corporation who receives compensation for prior services (other than from a tax-qualified retirement plan); c) has not been an officer of the Corporation;
d) does not receive remuneration from the Corporation in any capacity other than as a director; and e) does not possess an interest in any other transactions or is not engaged in a business relationship for which disclosure would be required under Item 404(a) or (b) of Regulation S-K.

      "Participant" - means any director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

      "Plan" - means the 1997 Recognition and Retention Plan of the Corporation.

      "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 3 hereof with respect to Restricted Stock awarded under the Plan.

      "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in
Section 3 hereof, so long as such restrictions are in effect.

      "Shares" - means the common stock, par value $0.01 per share, of the Corporation.

      3. Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant Awards and, in addition to the terms and conditions contained in paragraphs (a) through
(f) of this Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

(a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs
      (c) and (e) of this Section 3 and Section 4 hereof, the Participant as owner of such shares shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such shares and the right to vote such shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to an Award, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

(b)   Except  as  provided  in  Section  5 hereof,  if a  Participant  ceases to maintain Continuous Service for any reason (other than death, total or partial disability or retirement at age 65 or later), unless the Committee shall otherwise determine, all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph
      (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or retirement at age 65 or later, Restricted Stock then still subject to restrictions imposed by paragraph (a) of this Section 3 will be free of those restrictions.

(c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

               The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1997 Recognition and Retention Plan of Montgomery Financial Corporation. Copies of such Plan are on file in the offices of the Secretary of Montgomery Financial Corporation, 119 East Main Street, Crawfordsville, Indiana
           47933.

(d) At the time of any Award, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

(e) At the time of an award of shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on such shares, or specified portions thereof, by the Corporation shall be deferred until the lapsing of the restrictions imposed under paragraph (a) of this Section 3 and shall be held by the Corporation for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. In the event of such deferral, upon the forfeiture of such shares under paragraph (b) of this Section 3, all deferred dividends and interest thereon shall be forfeited.

(f)   At the  lapsing  of the  restrictions  imposed  by  paragraph  (a) of this
      Section 3, the Corporation shall deliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph
      (a) of this Section 3.

      4. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received as a result of any of the foregoing by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

      5. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 5 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation or the Association with respect to which 25% or more of the total number of votes may be cast for the election of the Board of Directors of the Corporation or the Association, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation or the Association shall cease to constitute a majority of the Board of Directors of the Corporation or the Association, or (iii) the shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Corporation or the Association. If the Continuous Service of any Participant is involuntarily terminated for whatever reason, at any time within twelve months after a change in control, unless the Committee shall have otherwise provided, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse upon such termination and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded.

      6. Assignments and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except (i) in the event of the death of a Participant, by will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

      7.  Administration.   The  Plan  shall  be  administered  by  a  Committee
consisting of two or more members, each of whom shall be a Non-Employee Director. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, to
(i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

      A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

      8. Shares  Subject to Plan.  Subject to  adjustment  by the  operation  of
Section 4 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan shall be an amount which, when added to the number of Shares under the 1995 Plan, shall equal 4% of the total Shares outstanding upon completion of the Conversion and Reorganization. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

      The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      9. Employee Rights Under the Plan. No director, director emeritus, advisory director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any officer or employee any right to be retained in the employ of the Corporation, the Association or any Affiliate.

      10. Withholding Tax. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation may, in its sole discretion, withhold from any payment or distribution made under this Plan sufficient Shares or withhold sufficient cash to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

      11. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

      12. Term of Plan. The Plan shall become effective upon its ratification by the stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 11 hereof.

                                 REVOCABLE PROXY
                        MONTGOMERY FINANCIAL CORPORATION

        [ X ]  PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 20, 1998

  The undersigned hereby appoints the Board of Directors of Montgomery Financial Corporation (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on Tuesday, October 20, 1998 at the Company's main office, located at 119 East Main Street, Crawfordsville, Indiana, at 2:00 P.M. local time, and at any and all adjournments thereof, as follows:

I. The election of the following directors for the terms specified:


   JOSEPH M. MALLOTT (3-year term)   J. LEE WALDEN (3-year term)

                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------


II. The ratification of the appointment of Olive LLP, independent auditors for the Company for the fiscal year ending June 30, 1999


                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

III. The ratification of the adoption of the Company's 1997 Stock Option and Incentive Plan


                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


IV. The ratification of the adoption of the Company's 1997 Recognition and Retention Plan


                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

   In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

          Please be sure to sign and date this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above



    Detach above card, sign, date and mail in postage paid envelope provided.

                        MONTGOMERY FINANCIAL CORPORATION

  This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

  The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1998.

  Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                 PLEASE PROMPTLY COMPLETELY, DATE, SIGN ANDMAIL
                THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE